UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 20, 2023

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UNITED STATES ANTIMONY CORPORATION
(Exact name of registrant as specified in its charter)

Montana	33-00215	81-0305825
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

P.O. Box 643 Thompson Fall, MT	59873
(State or other jurisdiction of incorporation)	(Zip Code)

 Registrant’s telephone number, including area code: (406) 827-3523

                                          Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5. Other Events and Regulation FD Disclosure.

On January 20, 2023, United States Antimony Corporation issued a press release relating to the Company’s operational update for November and December 2022. The press release is attached as an exhibit to this report and is incorporated herein by reference.

The press release may contain forward-looking statements that involve assumptions and potential risks and uncertainties. United States Antimony Corporation’s future results could differ materially from those discussed therein. Readers should not place undue reliance on any forward-looking statement, which is applicable only as of the date thereof.

(c) Exhibits.

99.1	Press release issued by United States Antimony Corporation., dated January 20, 2023.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED STATES ANTIMONY CORPORATION

By:	/s/ Kelly J. Stopher
Kelly J. Stopher
Chief Financial Officer

January 24, 2023

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